Exhibit 99.1

                             DATED 12th August 2005





                         (1) ACTIVECORE TECHNOLOGIES INC

                                       and

                            (2) ANTHONY JAMES MCGURK




                         -------------------------------

                              SETTLEMENT AGREEMENT
                                Without Prejudice

                         -------------------------------






                               Judge Sykes Frixou
                                   York House
                                   23 Kingsway
                                     London
                                    WC2B 6YF


                                Ref: AW/ACP/HB/A
                                Tel: 020 7379 5114
                                Fax  020 7836 4974


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THIS AGREEMENT is made on the 12th August 2005

BETWEEN:

(1) ACTIVECORE TECHNOLOGIES INC a company registered in the State of Nevada USA whose company registration number is 2249-94 ("ActiveCore"); and

(2) ANTHONY MCGURK of Burford House Great Rollright Oxfordshire England OX7 5RB ("Mr. McGurk")

WHEREAS

(A) ActiveCore is authorised to issue two classes of shares namely "common stock" and "preferred stock". The total number of shares that ActiveCore is authorised to issue is 200,000,000 shares with a par value of $0.001 per share. 150,000,000 shares shall be common stock and 50,000,000 shares shall be preferred stock. At the date of this Agreement 1.4 million common/preferred shares are legally and beneficially owned by Mr. McGurk ("McGurk Sale Shares").

(B) Twincentric Limited (a company registered in England under company registration number 4573588) ("Twincentric")) whose registered office is situated at Buxton Court 3 West Way Butley Oxford OX2 0JB has an authorised share capital of (pound)200,000 divided into 200,000 ordinary shares of (pound)1 each all of which are issued ("the Twincentric Shares") as to 100,000 in the name of James Burnie Conning and 100,000 in the name of Mr. McGurk and the beneficial interest in all which shares belongs to ActiveCore. .

(C) Mr. McGurk was employed by ActiveCore in accordance with the Employment Agreement dated 21 June 2004 as Managing Director of Twincentric.

(D) The Parties have agreed to enter in to this Agreement to record and implement the terms upon which both Parties have agreed to sever their business relationship and upon which they have agreed to settle all outstanding claims which either party has or may have rising out of or in connection with or as a consequence of Mr. McGurk's employment and / or the termination of his employment with the ActiveCore Group (defined below) or otherwise against either party.

(E) The Parties have agreed as part of the severance to exchange with each other their respective shareholdings in ActiveCore and Twincentric so that the result is that Mr. McGurk becomes the sole shareholder of Twincentric and thereafter he has no interest or shareholding in the ActiveCore Group.

(F)   In relation to the above the Parties have also entered into this Agreement
      to  record   their   respective   post-termination   and   confidentiality
      obligations of Mr. McGurk.


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(G)   This Agreement constitutes the entire Agreement between the Parties and is also intended to satisfy the statutory conditions relating to Compromise Agreements.

(H) Other than as provided in this Agreement, none of ActiveCore Group nor Mr McGurk nor Twincentric shall have any further or continuing obligation to each other.

IT IS HEREBY AGREED AS FOLLOWS:

1     DEFINITIONS AND INTERPRETATIONS

1.1 In this Agreement the following expressions shall have the following meanings:


      "ActiveCore Group" means ActiveCore and all of its subsidiaries and / or associated companies but excluding Twincentric


      "ActiveCore Confidential Information" means information of a sensitive, secret or confidential nature relating to the ActiveCore Group its or their customers or suppliers but shall not include any information which at the time of its disclosure is in the public domain or which comes into the public domain for any reason (except by reason of breach of this Agreement) or which is of a trivial nature and causes no detriment or damage to the ActiveCore Group or which is disclosed by the ActiveCore Group on a non-confidential basis or which is subsequently received by Mr. McGurk from a third party without obligations of confidentiality;

      "Completion" means the completion of the sales and purchases of the shares in clause 2 hereof


      "Completion Date" means the date of this Agreement


      "Employment Agreement" means Mr. McGurk's contract of employment with ActiveCore dated 21 June 2004;


      "Mr McGurk's Solicitor" means Wise Geary of the Courtyard, Chapel Lane, Bodicote, Banbury, Oxon, OX15 4DB


      "Parties" means ActiveCore and Mr. McGurk;

      "Relevant Period" means the period ending on the second anniversary of the Termination Date;


      "Termination" means the termination of Mr. McGurk's employment with the ActiveCore Group;


      "Twincentric Confidential Information" means information of a sensitive, secret or confidential nature relating to Twincentric, its customers or suppliers, its products but shall not include any information which at the time of its disclosure is in the public domain or which comes into the public domain for any reason (except by reason of breach of this Agreement) or which is trivial or obvious and causes no detriment or damage to Twincentric.



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      "Twincentric   Debt"   means  the   inter-company   debt  in  the  sum  of
      (pound)155,329 which Twincentric owes to ActiveCore at the date of this Agreement

1.2 References to clauses or clause numbers shall, unless the contrary is apparent from the context, be to clauses and clause numbers of this Agreement.

2     SALE AND PURCHASE OF SHARES

2.1 Mr. McGurk hereby sells and ActiveCore hereby buys from Mr. McGurk all of his shareholding in ActiveCore being the McGurk Sale Shares free from all liens, charges, equities and encumbrances whatsoever and together with all rights now or hereafter attaching or accruing thereto and all dividend or distributions thereafter declared made or paid in respect thereof in consideration for the transfer to Mr. McGurk of the Twincentric Shares and the release and discharge of the Twincentric Debt by ActiveCore.

2.2 ActiveCore hereby sells and Mr. McGurk buys from ActiveCore the Twincentric Shares free from all liens, charges, equities and encumbrances whatsoever and together with all rights now and hereafter attaching or accruing thereto and all dividends and distributions hereafter declared made or paid in respect thereof in consideration for the transfer to ActiveCore of the McGurk Sale Shares in accordance with clause 2.1 above.

2.3   Neither  party will be obliged to complete the sales and  purchases in 2.1
      and  2.2  above   unless   both   sales  and   purchases   are   completed
      simultaneously.

3     RELEASE OF TWINCENTRIC DEBT

3.1 Immediately following Completion ActiveCore irrevocably and unconditionally releases and discharges all of the Twincentric Debt in consideration for the transfer to ActiveCore of the McGurk Sale Shares and for the avoidance of doubt ActiveCore confirms that Twincentric will have no further obligations to repay any part of Twincentric Debt following Completion.

4.    COMPLETION

4.1 Completion of the sales and purchases in clause 2 shall take place immediately following the signing of this Agreement whereupon:-

(1)   ActiveCore shall deliver to Mr. McGurk:

      (a) a Stock Transfer Form duly executed by ActiveCore in relation to the Twincentric Shares;

      (b) the original stock transfer forms by which ActiveCore originally acquired the Twincentric Shares and a payment of (pound)1,200 by way of same day transfer to Mr McGurk's Solicitor in respect of the stamp duty on these transfers; and



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      (c) a payment of  (pound)940  by way of same day  transfer  to Mr McGurk's
      Solicitors being the payment due under clause 9.2.

(2) Mr. McGurk shall forthwith deliver to ActiveCore such Stock Transfer Form or equivalent documentation as ActiveCore Group shall reasonably require duly executed by himself in respect of the McGurk Sale Shares together with the corresponding original share certificate(s)

(3) ActiveCore shall procure that a meeting of its Board of Directors is held and Mr McGurk shall procure that a meeting of the Board of Directors of Twincentric is held at which the Share Transfers referred to above are approved.

5     WARRANTIES

5.1 ActiveCore warrants, undertakes and represents to Mr. McGurk as conditions of this Agreement in the terms of Schedule 2.

5.2 Mr. McGurk warrants, undertakes and represents to ActiveCore as conditions of this Agreement in the terms of Schedule 3 of this Agreement.

6     MR MCGURK'S TERMINATION OF EMPLOYMENT

6.1 Mr. McGurk agrees to resign as a Director and / or secretary of ActiveCore and any company within the ActiveCore Group with effect from the Completion Date and acknowledges that he has no claim against ActiveCore nor any of the ActiveCore Group for loss of office or howsoever otherwise.

6.2 Subject to the terms of this Agreement Mr. McGurk's employment will terminate with effect from the Completion Date.

7     FULL AND FINAL SETTLEMENT

7.1   Mr. McGurk represents and warrants that:

      7.1.1 he has instructed the advisor identified in clause 9 of this Agreement to advise him whether he has or may have any statutory or common law claim whether referred to within this Agreement or otherwise against the ActiveCore Group, or any of its officers, employees or shareholders, arising out of or in connection with the Employment Contract and its termination; and

      7.1.2 he has provided the advisor with whatever information is in his possession to enable the advisor to advise whether he has or may have any statutory or common law claims;

      7.1.3 he does not have any statutory and/or common-law claims other than those which are intimated and settled by way of this Agreement.



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7.2   Mr. McGurk hereby accepts and acknowledges the terms of this Agreement are in full and final settlement of all claims and complaints against the ActiveCore Group and including (without limitation) the claims specified
      in  this  clause  and  clause  7.3  and  all  claims   whatsoever  in  all
      jurisdictions for breach of contract arising under UK common law or statute or pursuant to European Community Law which he may have against the ActiveCore Group or any of its officers or employees arising out of or in connection with the Employment Agreement, his employment with the ActiveCore Group and/or the Termination.

7.3 By entering into and accepting the arrangements set out in this Agreement Mr. McGurk agrees that he will not (nor will anyone acting on his behalf) present any complaint to the Employment Tribunals or any court or tribunal against the ActiveCore Group whether on the grounds that: -

      7.3.1  he has been wrongfully dismissed; or

      7.3.2  he has been unfairly dismissed  (including  dismissal in connection
             with  any  transfer  of  an  undertaking   under  the  Transfer  of
             Undertakings (Protection of Employment) Regulations 1981); or

      7.3.3 the ActiveCore Group has failed to give written reasons for his dismissal; or

      7.3.4  he has suffered any unlawful deduction from his wages; or

      7.3.5 the ActiveCore Group has failed to make a statutory redundancy payment or provide a written breakdown of the same; or

      7.3.6 the ActiveCore Group has failed to consult with appropriate representatives in connection with any transfer of an undertaking or a redundancy; or

      7.3.7 the ActiveCore Group has failed to pay a protective award or compensation order; or

      7.3.8 he has a claim for breach of contract (including for holiday pay or unpaid bonuses or any other entitlements); or

      7.3.9  he had a right to paid or unpaid time off; or

      7.3.10 he has suffered a detriment or he has a claim against the ActiveCore Group under:

             7.3.10.1  the Equal Pay Act;

             7.3.10.2  the Public Interest Disclosure Act 1998;

             7.3.10.3  the Data Protection Act 1998;

             7.3.10.4 the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000 ("PTR");



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             7.3.10.5  the National Minimum Wage Act 1998 ("MWA");

             7.3.10.6  the Working Time Regulations 1998 ("WTR") as amended;

             7.3.10.7  the Sex Discrimination Act 1975 ("SDA")as amended;

             7.3.10.8  the Race Relations Act 1976 ("RRA") as amended;

             7.3.10.9 the Disability Discrimination Act 1995 ("DDA") as amended; or

             7.3.10.10 the Transfer of  Undertakings  (Protection  of
                       Employment) Regulations 1981 as amended; or

             7.3.10.11 The Employment Equality (Sexual  Orientation)
                       Regulations 2003; or

             7.3.10.12 Employment Equality (Religion or Belief) Regulations
                       2003; and

             7.3.10.13 the Employment Act 2002

      and he accepts the terms of this Agreement in full and final settlement of any claim he may have under parts II, V, VI, VII and X of the Employment Rights Act 1996 ("ERA") arising during or on the termination of his employment on the Termination Date and confirms that the arrangements in this Agreement are intended to compromise any such complaints.

7.4 The parties agree that other than as provided in this agreement none of ActiveCore Group nor Mr McGurk nor Twincentric has any claim against the other and the terms of this Agreement constitute full and final settlement of all and any matters between them whether intimated or not at the Completion Date

8     COMPANY PROPERTY

8.1 Mr. McGurk hereby confirms that he will deliver up to the ActiveCore Group within seven days of the Termination Date, any correspondence, documents, specifications, notes, memoranda, files, reports, records, address books, books, documents and papers, computer disks, software and printouts, equipment, keys, passwords, passes and all property in his possession or under his control which belong to or which relate in any way to the business or affairs of the ActiveCore Group and all copies thereof regardless of the medium on which any such information or copies of it are held or stored.

9     MUTUAL CONFIDENTIALITY

9.1 Mr. McGurk agrees that he will not at any time after the Termination Date use, disclose or communicate and shall use all reasonable endeavours to prevent the improper use, disclosure or communication to any person, firm, company or other organisation of any ActiveCore Confidential Information.



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9.2   ActiveCore  agrees that it will not at any time after the Termination Date use, disclose or communicate and use all reasonable endeavours to prevent the improper use or communication to any person, firm, company or other organisation of any Twincentric Confidential Information.

9.3 Mr. McGurk and the ActiveCore Group hereby agree to treat the terms of this Agreement and any negotiations or discussions leading thereto as confidential and not to disclose them to any third party or allow them to be disclosed (except to their respective professional advisers, the Inland Revenue, or as required by law) without the prior written consent of the other.

9.4 Both Mr. McGurk and the ActiveCore Group hereby agree that they will not make or publish any adverse, derogatory, misleading or untrue comments about the other Party to this Agreement and (in the case of Mr. McGurk) about the ActiveCore Group, any director or any employee of the ActiveCore Group and (in the case of ActiveCore) about Twincentric, any directors or any employee of Twincentric) and that they will not take part in any conduct conducive or potentially conducive to the bringing of the other Party (or any such other company or any director or any employee of any of them) into disrepute.

10    LEGAL ADVICE

10.1  Mr. McGurk hereby confirms that:

      10.1.1 he has received independent legal advice as to the terms and effect of this Agreement, in particular as to its effect on his ability to pursue his rights before the Employment Tribunal or any Court or Tribunal from Robert Geary of Wise Geary Solicitors who is a solicitor of the Supreme Court holding a current practising certificate within the meaning of Section 203(3A) of the ERA;

      10.1.2 the conditions regulating compromise agreements under Section 203 ERA (as amended), Regulation 9 PTR, Section 72 RRA, Section 77 SDA,
             Section 9 of the DDA, Section 35 WTR s288 of the Trade Union and the Labour Relations (Consolidation) Act 1992, s35 of the WTR and s49 MWA together with schedule 4 of the Employment Equality (Sexual Orientation) Regulations 2003 and schedule 4 of the Employment (Religion or Belief) Regulations 2003 are satisfied; and

      10.1.3 he has been advised by the person named in clause10.1.1 above that there is in force and was, at the times he received the advice referred to above, a contract of insurance or an indemnity provided for members of a profession or professional body covering the risk of a claim by his in respect of loss arising in consequence of that advice. He will procure that the person named in clause 10.1.1 above will send a letter to the ActiveCore Group solicitors in the form attached at Schedule 1.



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10.2  ActiveCore  has agreed to make a  contribution  of (pound)940  towards the cost of Mr McGurk obtaining legal advice in connection with this Agreement.

11    Mr MCGURK'S FURTHER WARRANTIES

11.1  Mr. McGurk warrants to the ActiveCore Group as follows:

      11.1.1 he has not presented an originating application at an office of the Employment Tribunals, or issued a claim form in the High Court or County Court, in respect of any claim in the United Kingdom in connection with his employment with the ActiveCore Group or the Termination;

      11.1.2 he has not commenced any other legal proceedings in the United Kingdom or elsewhere in respect of any claim in connection with his employment with the ActiveCore Group or the Termination;

      11.1.3 he hasnot done any act or omitted to do any act which

      (a) if it was done or omitted to have been done (as appropriate) and had come to the attention of the ActiveCore Group prior to the date of this Agreement would have entitled the ActiveCore Group to terminate his employment summarily and without compensation; or

      (b) if it was done or omitted to have been done (as appropriate) after the date of this Agreement would have been in breach of the terms of this Agreement;

      11.1.4 he has committed no breach of duty (including fiduciary duty) owed to the ActiveCore Group.

      11.1.5 he has notified the ActiveCore Group of all complaints that he has against it or any of its officers or employees arising out of his employment, the Employment Agreement, the Termination or otherwise; and

      11.1.6 he has at all times acted in the best interests of the ActiveCore Group and has not knowingly committed any material breach of duty of any kind owed to the ActiveCore Group.

11.2 The ActiveCore Group has entered into this Agreement in reliance upon the warranties given by the Employee in this clause 10 and clause 5.2 of this Agreement.

12    MR MCGURK'S POST- TERMINATION RESTRICTIVE COVENANTS

12.1 Mr. McGurk agrees to abide by the following provisions in relation to post termination restrictive covenants



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12.2  Mr. McGurk  covenants with the ActiveCore  Group that he will not, without the ActiveCore Group's prior written consent, directly or indirectly, alone or in conjunction with or on behalf of any other person, as principal, shareholder, employee, agent, consultant or otherwise :

      12.2.1 at any time during three months from the Termination Date be materially and/or actively concerned, interested or involved in any business which is at that time directly competitive with the business of the ActiveCore Group as at the Completion Date with which Mr. McGurk was materially concerned, interested or involved in twelve (12) months immediately preceding the Termination Date PROVIDED ALWAYS THAT the provisions of this Clause 12.1.1 shall not apply to investment by Mr. McGurk in securities dealt on a recognised or registered stock exchange representing not more than 5% of the issued voting stock of the relevant; or

      12.2.2 at any time during the Relevant Period, in competition with the ActiveCore Group and its goods and services as at the Termination Date deal with or seek the custom of any person who Mr. McGurk knows is at the Termination Date, or who that Mr. McGurk knows has been at any time during the period of twelve (12) months immediately preceding that date, a customer of the ActiveCore Group and with whom Mr. McGurk was materially concerned, interested or involved in the twelve (12) months immediately preceding the Termination Date.

      12.2.3 at any time during the Relevant Period offer employment to, enter into a contract for services of, or attempt to entice away from the ActiveCore Group, any individual who is at the time of the offer or attempt, and was at the Termination Date an employee of the ActiveCore Group save where that employee has prior to the Termination Date given notice to terminate his employment with the ActiveCore Group or subsequent to the Termination Date the ActiveCore Group has given notice to that employee to terminate his employment;

      12.2.4 except as required by law or any competent court or regulatory body or insofar as is necessary to prevent a breach of the restrictions contained in clauses 12.1.2 and 12.1.3 above, make use of ActiveCore Confidential Information or disclose or divulge to any third party any ActiveCore Confidential Information; or

      12.2.5 at any time following the Termination Date use any trade name or mark owned and used by the ActiveCore Group at the Termination Date or any other name intended or likely to be confused with such a trade name or mark in each case in a manner which is intended to imply or which reasonably could be taken to imply any ongoing connection with the ActiveCore Group and its business.

12.3 Each of the restrictions in clause 12.1.1 above shall be enforceable by the ActiveCore Group independently of each of the others and its validity shall not be affected if any other is invalid; if any of those restrictions is void but would be valid if some part of the restriction were deleted the restriction in question shall apply with such deletion as may be necessary to make it valid.



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13    ACTIVECORE'S POST-TERMINATION RESTRICTIVE COVENANTS

13.1 The ActiveCore Group agrees to abide by the following provisions in relation to post termination restrictive covenants

13.2 The ActiveCore Group covenants with Mr McGurk and separately with Twincentric that it will not, without Mr McGurk's prior written consent, directly or indirectly, alone or in conjunction with or on behalf of any other person, as principal, shareholder, employee, agent, consultant or otherwise:

      13.2.1 at any time during three months from the Termination Date be materially and/or actively concerned, interested or involved in any business which is at that time directly competitive with the business of Twincentric as at the Completion Date PROVIDED ALWAYS THAT the provisions of this Clause 12.1.1 shall not apply to investment by the ActiveCore Group in securities dealt on a recognised or registered stock exchange representing not more than 5% of the issued voting stock of the relevant; or

      13.2.2 at any time during the Relevant Period, in competition with the business of Twincentric as conducted at the Termination Date deal with or seek the custom of any person who was at the Termination Date, or who has been at any time during the period of twelve (12) months immediately preceding that date, a customer of Twincentric;

      13.2.3 at any time during the Relevant Period offer employment to, enter into a contract for services of, or attempt to entice away from Twincentric, any individual who is at the time of the offer or attempt, and was at the Termination Date an employee of Twincentric save where that employee has prior to the Termination Date given notice to terminate his employment with Twincentric or subsequent to the Termination Date Twincentric has given notice to that employee to terminate his employment;

      13.2.5 except as required by law or any competent court or regulatory body or insofar as is necessary to prevent a breach of the restrictions contained in clauses 13.1.2 and 13.1.3 above, make use of the Twincentric Confidential Information or disclose or divulge to any third party any Twincentric Confidential Information; or

13.3 at any time following the Termination Date use any trade name or mark owned and used by Twincentric at the Termination Date or any other name intended or likely to be confused with such a trade name or mark in each case in a manner which is intended to imply or which reasonably could be taken to imply any ongoing connection with Twincentric and his business.

13.4 Each of the restrictions in clause 13.2 above shall be enforceable by Mr McGurk and/or Twincentric independently of each of the others and its validity shall not be affected if any other is invalid; if any of those restrictions is void but would be valid if some part of the restriction were deleted the restriction in question shall apply with such deletion as may be necessary to make it valid.

14    WHOLE AGREEMENT

14.1 Save as referred to herein, this Agreement supersedes all other agreements, whether written or oral between the ActiveCore Group and Mr. McGurk and Mr. McGurk acknowledges and warrants to the ActiveCore Group that he is not entering into this Agreement in reliance on any representation not expressly set out herein.



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

14.2 For the avoidance of doubt, the Employment Agreement is hereafter to be read as varied, so far as appropriate, by the terms of this Agreement which shall have precedence in the case of any conflict or ambiguity.

15    GENERAL

15.1 The Contracts (Rights of Third Parties) Act 1999 does not apply to this Agreement and no party other than the Parties or the ActiveCore Group can rely of its terms.

15.2 This Agreement will not be binding until it has been signed by ActiveCore by an authorised officer and by Mr. McGurk and returned, together with the letter from Mr. McGurk's solicitor in the form required by Schedule 1 to the ActiveCore Group's solicitors, at which point this Agreement will cease to be without prejudice and will become open.

15.3 This Agreement shall be governed by and construed in all respects in accordance with the laws of England and Wales and each of the parties to it submits to the jurisdiction of the English Courts in relation to any matter arising in relation thereto.

15.4 This Agreement may be executed in any number of counterparts each in the like form, all of which together shall constitute one and the same document and any party may execute this Agreement by signing any one or more of such counterparts.

15.5 No variation of this Agreement shall be binding on any party hereto unless and to the extent that the same is recorded in a written document executed by all parties hereto.

15.6 ActiveCore will be responsible for any stamp duty and other taxes payable on the transfer of the McGurk Sale Shares in accordance with clause 2.1 and Mr. McGurk will be responsible for and pay for any stamp duty payable on the transfer of the Twincentric Shares in accordance with clause 2.2 above.

Executed by the Parties on the date set out above.

                                   SCHEDULE 1

              To be typed on Independent Advisor's Firm letterhead

[    ]            2005



Judge Sykes Frixou
York House
23 Kingsway
London
WC2B 6YF



Dear Sirs

Mr A J McGurk

We refer to the terms of the settlement agreement ("Compromise Agreement") between our client, Mr McGurk and your client, ActiveCore Technologies Inc relating to the termination of Mr McGurk's employment.

We hereby certify that:

1 Robert Geary is a Solicitor of the Supreme Court of England and Wales holding a current practising certificate within the meaning of Section 203(3A) of the Employment Rights Act 1996 and has advised Mr McGurk as to the terms and effect of the Compromise Agreement and in particular its effect upon Mr MuGurk's ability to pursue his rights in respect of the claims set out in clause 5 of the Compromise Agreement before an Employment Tribunal

2 This firm is not acting and has not acted for the ActiveCore Group (as defined in the Compromise Agreement) in relation to this matter.

3 There is, and was at the time the advice was given, in force a contract of insurance or an indemnity provided for members of a profession or professional body covering the risk of a claim by Mr McGurk in respect of loss arising in consequence of the advice given upon the Compromise Agreement.

Yours faithfully

                                   SCHEDULE 2

                                ActiveCore Group

--------------------------------------------------------------------------------------------------
Name of Company:                               ActiveCore  Technologies Inc. (for the purposes of
                                               this Schedule 2 shall be known as "the Company")
--------------------------------------------------------------------------------------------------
Place of Registration:                         State of Nevada, USA
--------------------------------------------------------------------------------------------------
Registration Number:                           2249-94
--------------------------------------------------------------------------------------------------
Date of Incorporation:                         7th February 1994
--------------------------------------------------------------------------------------------------
Authorised Share Capital:                      ActiveCore  is  authorised to issue to two classes
                                               of shares  namely  "common  stock" and  "preferred
                                               stock".   The  total   number   of   shares   that
                                               ActiveCore is  authorised to issue is  200,000,000
                                               shares  with a par  value  of  $0.001  per  share.
                                               150,000,000  shares  shall  be  common  stock  and
                                               50,000,000 shares shall be preferred stock.
--------------------------------------------------------------------------------------------------
Issued Share Capital:
--------------------------------------------------------------------------------------------------
Shareholders (Beneficial and Legal Owners):
--------------------------------------------------------------------------------------------------
Directors:                                     Brian J MacDonald (President)
                                               Peter J Hamilton
                                               Stephen Smith
--------------------------------------------------------------------------------------------------
Secretary:                                     Peter J Hamilton
--------------------------------------------------------------------------------------------------
Registered Office:                             6121 Lakeside Dr Ste 260
                                               Reno NV 89511
--------------------------------------------------------------------------------------------------


Warranties

1.    Information

      All information in this Agreement (including the Recitals and the Schedules) and all other information and documents concerning ActiveCore are true complete and accurate in all respects and are not misleading.

                                   SCHEDULE 3

                               Twincentric Limited

------------------------------------------------------------------------------------------
Name of Company:                       Twincentric Limited
------------------------------------------------------------------------------------------
Place of Registration:                 England
------------------------------------------------------------------------------------------
Registration Number:                   4573588
------------------------------------------------------------------------------------------
Date of Incorporation:                 25 October 2002
------------------------------------------------------------------------------------------
Authorised Share Capital:              200,000 ordinary shares of (pound)1 each
------------------------------------------------------------------------------------------
Issued Share Capital:                  200,000 ordinary shares of (pound)1 each
------------------------------------------------------------------------------------------
Shareholders (Legal  Owners):          (1)  James  Burnie  Conning  of the  Little  House,
                                       Clifton  Road  Deddington  Oxfordshire  OX15  OTP -
                                       100,000 ordinary shares of (pound)1 each
                                       (2) Anthony James McGurk - 100,000  ordinary shares
                                       of (pound)1 each
------------------------------------------------------------------------------------------
Directors:                             Anthony James McGurk
------------------------------------------------------------------------------------------
Secretary:                             Answerbuy  Limited of the  Courtyard  Chapel Lane,
                                       Bodicote, Banbury, Oxon, OX15 4DB
------------------------------------------------------------------------------------------
Registered Office:                     Buxton Court, 3 West Way, Botley, Oxford, OX2 OJB
------------------------------------------------------------------------------------------

Signed by                                    )
ANTHONY JAMES MCGURK                         )




Signed by         Christopher Champion       )
a duly authorised officer acting             )
for and on behalf of                         )
ACTIVECORE TECHNOLOGIES INC                  )






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